UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 30, 2003

United Online, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-33367	77-0575839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2555 Townsgate Road
Westlake Village, California 91361
(Address of principal executive offices) (Zip Code)

Telephone: (805) 418-2000
(Registrant’s telephone number, including area code)

ITEM 7. EXHIBITS

(c)    Exhibits.

Exhibit No.	Description

99.1	Press release dated April 30, 2003

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED UNDER ITEM 12)

        In accordance with the interim guidance provided by the Securities and Exchange Commission in SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

        On April 30, 2003, United Online, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003 and other financial information.  A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 30, 2003	UNITED ONLINE, INC.

By: /s/ Charles S. Hilliard
Charles S. Hilliard Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 30, 2003